Exhibit 10.1

FIRST AMENDMENT

TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of July 2, 2020

This FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is among CUBIC CORPORATION, a Delaware corporation (the “Company”), CUBIC TRANSPORTATION SYSTEMS, INC., a California corporation (“CTS”), CUBIC DEFENSE APPLICATIONS, INC., a California corporation (“CDA”, and together with CTS and the Company, collectively, the “Borrowers”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1)          The Borrowers, the Lenders and the Administrative Agent have entered into that certain Fifth Amended and Restated Credit Agreement dated as of March 27, 2020 (as amended from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

(2)          The Borrowers have requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth in this Amendment.

(3)          The Administrative Agent and the Lenders party hereto are, on the terms and conditions stated below, willing to grant the request of the Borrowers.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.       Amendment. Effective as of the First Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, the parties hereto agree that the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit B hereto.

SECTION 2.       Conditions to Effectiveness. The amendments in Section 1 of this Amendment shall be effective as of the date (the “First Amendment Effective Date”) the following conditions are satisfied:

(a)         the Administrative Agent’s receipt of counterparts of this Amendment duly executed by the Borrowers, the Administrative Agent and Lenders constituting Required Lenders;

(b)         the Administrative Agent’s receipt of a reaffirmation (the “Reaffirmation”) of the Guarantee by the Guarantors, in the form of Exhibit A, duly executed by each Guarantor party thereto; and

(c)         the Administrative Agent’s (and its affiliates’) receipt of all fees and expenses then due and owing under the Credit Agreement, the other Financing Documents or under any other applicable letter agreement, including, to the extent invoiced, reimbursement or payment of all out-of-

pocket expenses required to be reimbursed or paid by the Company under the Credit Agreement or other applicable document.

The Administrative Agent shall notify the Borrowers and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 3.       Representations and Warranties. Each Borrower represents and warrants as follows:

(a)         Authority; Enforceability. Each Borrower has the requisite corporate power and authority to execute, deliver and perform this Amendment, and to perform its obligations under the Credit Agreement as modified hereby and the other Financing Documents to which it is a party.  Each Guarantor has the requisite corporate or limited liability company, as applicable, power and authority to execute, deliver and perform the Reaffirmation, and to perform its obligations under the Reaffirmation and the other Financing Documents to which it is a party. The execution, delivery and performance by each Borrower of this Amendment and by each Guarantor of the Reaffirmation have been duly approved by the board of directors or other governing body, as applicable, of each such Person, and no other corporate proceedings on the part of any Borrower or any Guarantor are necessary to consummate such transactions.  This Amendment has been duly executed and delivered by each Borrower and the Reaffirmation has been duly executed and delivered by each Guarantor.  Each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.  Each of the Guarantee by the Guarantors and the Reaffirmation constitutes the legal, valid and bind obligation of each Guarantor, enforceable against such Guarantor in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(b)         Financing Document Representations and Warranties. The representations and warranties contained in each Financing Document are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date).

(c)         Absence of Default. Except as expressly waived hereby, no event or circumstance has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default or an Event of Default.

SECTION 4.       Reference to and Effect on the Financing Documents. (a)  Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement, and each reference in the other Financing Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)         The Credit Agreement and all other Financing Documents are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.

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(c)         The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents.

(d)         This Amendment is a Financing Document under (and as defined in) the Credit Agreement.

SECTION 5.       Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

SECTION 6.       Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE ADMINISTRATIVE AGENT, THE LENDERS AND THE BORROWERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

SECTION 7.       Severability. Whenever possible, each provision of this Amendment shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

SECTION 8.       Captions and Headings. The captions or section headings at various places in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CUBIC CORPORATION, as the Company
By:	/s/ Anshooman Aga
Name:	Anshooman Aga
Title:	Executive Vice President and
Chief Financial Officer

By:	/s/ Rhys Williams
Name:	Rhys V. Williams
Title:	Vice President, Treasurer

CUBIC TRANSPORTATION SYSTEMS, INC., as a Borrower

By:	/s/ Rhys Williams
Name:	Rhys V. Williams
Title:	Vice President and Treasurer

CUBIC DEFENSE APPLICATIONS, INC., as a Borrower

By:	/s/ Rhys Williams
Name:	Rhys V. Williams
Title:	Treasurer and Assistant Secretary

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

Cubic Corporation

JPMORGAN CHASE BANK, N.A., individually as a
Lender and as Administrative Agent

By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Executive Director

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

Cubic Corporation

BANK OF THE WEST, as a Lender

By:	/s/ James Wade
Name:	James Wade
Title:	Director

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

Cubic Corporation

CITIBANK, N.A., as a Lender

By:	/s/ Hans Lin
Name:	Hans Lin
Title:	Director

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

Cubic Corporation

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Edmund Ozorio
Name:	Edmund Ozorio
Title:	Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

Cubic Corporation

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Glenn Leyrer
Name:	Glenn Leyrer
Title:	Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

Cubic Corporation

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Aaron Marks
Name:	Aaron Marks
Title:	Senior Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

Cubic Corporation

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Evan Huckaby
Name:	Evan Huckaby
Title:	Senior Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

Cubic Corporation

CITY NATIONAL BANK, N.A., as a Lender

By:	/s/ Laura Dodd
Name:	Laura Dodd
Title:	Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

Cubic Corporation

FIFTH THIRD BANK, as a Lender

By:	/s/ Peter Samboul
Name:	Peter Samboul
Title:	Director

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

Cubic Corporation

RAYMOND JAMES BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Kathy Bennett
Name:	Kathy Bennett
Title:	SVP

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

Cubic Corporation

TRUIST BANK, as a Lender

By:	/s/ Anika Kirs
Name:	Ankia Kirs
Title:	Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

Cubic Corporation

UMPQUA BANK, as a Lender

By:	/s/ Kevin Foley
Name:	Kevin Foley
Title:	SVP

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

Cubic Corporation

EXHIBIT A

REAFFIRMATION BY THE GUARANTORS

Each of the undersigned (a) acknowledges that (i) it has reviewed that certain First Amendment to Fifth Amended and Restated Credit Agreement (the “Amendment”; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Amendment), dated as of July 2, 2020, to that certain Fifth Amended and Restated Credit Agreement dated as of March 27, 2020 (the “Credit Agreement”), among Cubic Corporation, as the Company, the Subsidiary Borrowers party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, (ii) that certain Fifth Amended and Restated Guarantee, dated as of March 27, 2020 (the “Guarantee”), to which it is a party and the other Financing Documents to which it is a party remains in full force and effect, and (iii) under the terms of the Guarantee, it guarantees the Guaranteed Obligations (as defined in the Guarantee) and the other obligations set forth in the Guarantee, and (b) agrees that each Financing Document to which it is a party is hereby reaffirmed, ratified, approved and confirmed in each and every respect, except that, upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Guarantee to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by the Amendment.

CUBIC TRANSPORTATION SYSTEMS, INC., a
California corporation, as a Guarantor

By:	/s/ Rhys Williams
Name:	Rhys V. Williams
Title:	Vice President and Treasurer

CUBIC DEFENSE APPLICATIONS, INC., a
California corporation, as a Guarantor

By:	/s/ Rhys Williams
Name:	Rhys V. Williams
Title:	Treasurer and Assistant Secretary

Signature Page to Reaffirmation

Cubic Corporation

CUBIC ITS, INC., a Texas corporation, as a Guarantor

By:	/s/ Rhys Williams
Name:	Rhys V. Williams
Title:	Treasurer

DELERROK INC., a California corporation, as a
Guarantor

By:	/s/ Rhys Williams
Name:	Rhys V. Williams
Title:	Treasurer

GATR TECHNOLOGIES, INC., an Alabama
corporation, as a Guarantor

By:	/s/ Rhys Williams
Name:	Rhys V. Williams
Title:	Treasurer

ISR SYSTEMS, INC., a Delaware corporation, as a
Guarantor

By:	/s/ Rhys Williams
Name:	Rhys V. Williams
Title:	Treasurer

NUVOTRONICS, INC., a Delaware corporation, as a
Guarantor

By:	/s/ Rhys Williams
Name:	Rhys V. Williams
Title:	Treasurer

PIXIA CORP.., a Delaware corporation, as a
Guarantor

By:	/s/ Rhys Williams
Name:	Rhys V. Williams
Title:	Treasurer

Signature Page to Reaffirmation

Cubic Corporation

EXHIBIT B

[Intentionally Omitted]